Exhibit 99.1

Elanco Animal Health
2500 Innovation Way
Greenfield, IN 46140

FOR IMMEDIATE RELEASE

Investor Contact: Kathryn Grissom, +1.317.273.9284, kathryn.grissom@elancoah.com

Media Contact: Colleen Parr Dekker, +1.317.989.7011, colleen.dekker@elancoah.com

Joele Frank: Kelly Sullivan / Adam Pollack (212) 355-4449

Elanco Appoints Two Animal Health Industry Executives, Kathy Turner and Craig Wallace, to its Board of Directors

New Directors Join the Board’s Renamed Finance, Strategy and Oversight Committee Reaches Cooperation Agreement with Ancora

GREENFIELD, Ind. (DATE) – Elanco Animal Health Incorporated (NYSE: ELAN) today announced that it has appointed two new independent directors, Kathy Turner and Craig Wallace, to its Board of Directors (the “Board”), effective immediately, expanding the Board to 14 members.

Ms. Turner brings significant global experience in both the animal health and broader healthcare industries. She has held senior leadership positions at IDEXX Laboratories, including most recently as Chief Marketing Officer, and served in various roles of increasing responsibility at Abbott Laboratories. Mr. Wallace is a well-respected animal health leader with more than 30 years of executive experience at companies such as Fort Dodge Animal Health, Trupanion and Ceva.

Elanco Chairman R. David Hoover said, “We are pleased to have reached an agreement with Ancora on a constructive path forward, and we look forward to working with Kathy and Craig toward our common goal of progressing our robust and innovative pipeline and driving near- and long-term sustainable growth and value for our shareholders.”

Ms. Turner and Mr. Wallace also joined the Board’s Finance, Strategy and Oversight Committee, which has been renamed to better reflect its charter and mandate.

“We are pleased to welcome Kathy and Craig, both accomplished animal health industry executives, to the Elanco Board," said Jeff Simmons, President and CEO of Elanco Animal Health. “We are making meaningful progress as we continue to execute our Innovation, Portfolio and Productivity strategy, and we are confident that Kathy and Craig will be valuable additions to the Board.”

Frederick DiSanto, Chairman and Chief Executive Officer of Ancora Holdings Group LLC, added: “After recent engagement with Elanco, we have aligned on a constructive agreement that adds two pet healthcare experts to the Board and one of its key committees focused on strategic planning. Craig and Kathy are proven industry operators with experience that can support ongoing efforts to advance the high-quality pipeline assembled by management. Our recent interactions with Elanco give us confidence that Jeff and the Board are focused on the right steps with respect to corporate governance and value creation.”

In connection with today’s announcement, the Company has entered into a Cooperation Agreement with Ancora Holdings Group LLC and its affiliates that contains customary standstill, voting and other provisions. The agreement will be filed on a Form 8-K with the U.S. Securities and Exchange Commission.

About Kathy Turner

Kathy Turner held senior leadership positions in international commercial operations at IDEXX Laboratories (NASDAQ: IDXX), a global pet healthcare innovation company, from 2014 to 2023, including most recently serving as Chief Marketing Officer. She brings deep understanding of veterinary clinic operations through her tenure with IDEXX. In her nearly 30-year tenure at Abbott Laboratories (NYSE: ABT), a multinational medical devices and healthcare company, she held multiple leadership positions, most recently leading commercial operations for Europe. She is currently on the Board of Veterinarians Without Borders, an organization that promotes animal well-being, human health and economic development domestically and internationally.

About Craig Wallace

Craig Wallace is President of C.S. Wallace Investments & Strategy, LLC, an animal health and human healthcare investment firm. Mr. Wallace previously served as Chief Executive Officer (North America/Pacific) of Ceva Santé Animale, the fifth largest animal health company worldwide. He also held leadership roles at Trupanion, Inc. (NASDAQ: TRUP), a pet insurance provider, and Fort Dodge Animal Health, a global manufacturer of animal health products for the livestock, companion animal, equine, swine and poultry industries. Additionally, he served on various boards of directors including the National Commission on Veterinary Economic Issues and the Kansas City Animal Health Corridor Advisory Board. He currently serves on the Board of Directors of 1C, a pet retail distributor, and KeraVet Bio, a veterinary wound care company.

About Elanco

Elanco Animal Health Incorporated (NYSE: ELAN) is a global leader in animal health dedicated to innovating and delivering products and services to prevent and treat disease in farm animals and pets, creating value for farmers, pet owners, veterinarians, stakeholders and society as a whole. With nearly 70 years of animal health heritage, we are committed to helping our customers improve the health of animals in their care, while also making a meaningful impact on our local and global communities. At Elanco, we are driven by our vision of Food and Companionship Enriching Life and our Elanco Healthy Purpose™ Sustainability Initiatives – all to advance the health of animals, people, the planet and our enterprise. Learn more at www.elanco.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements concerning future business activities and financial performance, and may be identified by the use of words like “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “project,” “consider,” “predict,” “potential,” “feel,” or other comparable terminology. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important risk factors that could cause actual results to differ materially from those in the forward-looking statements include but are not limited to the following: operating in a highly competitive industry; the success of our research and development (R&D) and licensing efforts; the impact of disruptive innovations; competition from generic products; an outbreak of infectious disease carried by farm animals; risks related to the evaluation of animals; consolidation of our customers and distributors; the impact of increased or decreased sales into our distribution channels; our dependence on the success of our top products; our ability to complete acquisitions and divestitures and successfully integrate the businesses we acquire, including the proposed divestiture of our aqua business; our ability to implement our business strategies or achieve targeted cost efficiencies and gross margin improvements; manufacturing problems and capacity imbalances; fluctuations in inventory levels in our distribution channels; ; the impact of weather conditions, including those related to climate change, and the availability of natural resources; the effects of a human disease outbreak, epidemic, pandemic or other widespread public health concern; the loss of key personnel or highly skilled employees; adverse effects of labor disputes, strikes and/or work stoppages; the effect of our substantial indebtedness on our business; changes in interest rates; risks related to the write-down of goodwill or identifiable intangible assets; the lack of availability or significant increases in the cost of raw materials; risks related to our presence in foreign markets; risks related to currency rate fluctuations; risks related to underfunded pension plan liabilities; the potential impact that actions by activist shareholders could have on the pursuit of our business strategies; risks related to certain governance provisions in our constituent documents; actions by regulatory bodies, including as a result of their interpretation of studies on product safety; the possible slowing or cessation of acceptance and/or adoption of our farm animal sustainability initiatives; the impact of increased regulation or decreased governmental financial support related to the raising, processing or consumption of farm animals; the impact of litigation, regulatory investigations, and other legal matters, including the risk to our reputation; challenges to our intellectual property rights or our alleged violation of rights of others; misuse, off-label or counterfeiting use of our products; unanticipated safety, quality or efficacy concerns and the impact of identified concerns associated with our products. For additional information about these and other factors that could cause actual results to differ materially from forward-looking statements, please see the Risk Factors in the company's latest Form 10-K and Form 10-Qs filed with the Securities and Exchange Commission. Although we have attempted to identify important risk factors, there may be other risk factors not presently known to us or that we presently believe are not material that could cause actual results and developments to differ materially from those made in or suggested by the forward-looking statements contained in this press release. Any forward-looking statement made by us in this press release speaks only as of the date thereof. We undertake no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

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